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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                               RS INVESTMENT TRUST
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                                 [LETTERHEAD]


                         SHAREHOLDER MEETINGS ADJOURNED
                            **URGENT ACTION NEEDED**


April 16, 2004


                               RS INVESTMENT TRUST


Dear Shareholder:

The Meetings of Shareholders of the RS Contrarian Value Fund, RS MidCap Opportunities Fund, RS Partners Fund and RS Value + Growth Fund, each a series of shares of RS Investment Trust, have adjourned until APRIL 30, 2004, AT 8:30 A.M. (PACIFIC TIME) AT THE OFFICES OF THE TRUST AT 388 MARKET STREET, 17TH FLOOR, SAN FRANCISCO, CALIFORNIA 94111. Although the response to the proposals has been very favorable, the funds are in jeopardy of not receiving the necessary shareholder participation.

AT THIS POINT WE HAVE NOT RECEIVED YOUR VOTE AND WE WOULD GREATLY APPRECIATE YOUR ACTION ON THIS MATTER TODAY BY UTILIZING ONE OF THE FOLLOWING CONVENIENT VOTING OPTIONS:

1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy ballot and by following the prerecorded information. Please have your proxy information available.

2. VOTE THROUGH THE INTERNET. You may cast your vote using the internet by logging onto the internet address located on the enclosed proxy ballot and following the instructions on the website. Please have your proxy information available.

3. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL AND BELIEVES EACH PROPOSAL IS IN THE BEST INTEREST OF THE SHAREHOLDERS. YOU ARE ENCOURAGED TO VOTE, REGARDLESS OF WHETHER YOU INTEND TO VOTE FOR OR AGAINST THE PROPOSALS.

If you cannot locate your proxy materials or have any questions about the proxy materials, please call D.F. King & Co., Inc., a professional proxy solicitation firm, toll free at 1-800-628-8528

You may receive a call from a representative of D. F. King & Co., Inc. as a reminder about voting your shares.


                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.